SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 27, 2002


                               Arch Wireless, Inc.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                   000-23232                  31-1358569
----------------------------   --------------------     -----------------------
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
    of Incorporation)              File Number)           Identification No.)

          1800 West Park Drive, Suite 250
                  Westborough, MA                                01581
---------------------------------------------------     -----------------------
     (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code: (508) 870-6700

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On June 27, 2002, the Board of Directors of Arch Wireless, Inc. (the "Company") and its Audit Committee dismissed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent auditors and engaged PricewaterhouseCoopers LLP ("PWC") to serve as the Company's independent auditors for the fiscal year ending December 31, 2002, effective June 27, 2002. Arthur Andersen's audit report on the Company's consolidated financial statements for each of the fiscal years ended December 31, 2000 and 2001, respectively, contained an explanatory paragraph regarding the Company's ability to continue as a going concern. Except as stated above, Arthur Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      During the fiscal years ended December 31, 2000 and 2001 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in conjunction with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

      The Company requested Arthur Andersen to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter dated June 28, 2002 is filed as Exhibit 16 to this Form 8-K.

      During the fiscal years ended December 31, 2000 and 2001 and through the date hereof, neither the Company, nor anyone acting on its behalf, consulted PWC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

EXHIBIT NO.             DESCRIPTION

Exhibit 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 28, 2002*

---------------

*      Filed herewith

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 28, 2002                     ARCH WIRELESS, INC.


                                         By:        /s/ J. Roy Pottle
                                         Name:      J. Roy Pottle
                                         Title:     Executive Vice President,
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

The following exhibits are hereby filed as part of this Form 8-K:

EXHIBIT NO.                DESCRIPTION

Exhibit 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 28, 2002*
---------------

*  Filed herewith